Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Select Interior Concepts, Inc. (the “Company”) for the fiscal year ended December 31, 2019, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Nadeem Moiz, Chief Financial Officer (Principal Financial Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	the Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: March 12, 2020	/s/ Nadeem Moiz
Nadeem Moiz
Chief Financial Officer
(Principal Financial Officer)